SUPPLEMENT

Dated March 13, 2009

to the Currently Effective

Class A, Class B and Class C Shares Prospectus

Class Y Shares Prospectus

Each dated March 1, 2009

For The Hartford Mutual Funds (collectively the “Prospectuses”)

The Prospectuses referenced above are revised as follows:

The Hartford Select SmallCap Value Fund

Along with Robert Schwarzkopf and Julie Kutasov, Craig Stone has assumed portfolio management responsibilities for The Hartford Select SmallCap Value Fund (the “Fund”). Sandi Gleason has retired from Kayne Anderson Rudnick Investment Management, LLC and will no longer serve as a portfolio manager of the Fund.

Accordingly, the following change is being made to the Prospectuses:

In the section entitled “The Hartford Select SmallCap Value Fund – Portfolio Management of the Funds – Kayne Anderson Rudnick Investment Management, LLC” the disclosure is deleted and replaced with the following:

Kayne Anderson Rudnick Investment Management, LLC: The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Julie Kutasov, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since 2008. Ms. Kutasov joined KAR in 2001 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Craig Stone, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since 2009. Mr. Stone joined KAR in 2000 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated March 13, 2009

to the Combined Statement of Additional Information (the “SAI”)

For The Hartford Mutual Funds
dated March 1, 2009

The SAI is revised as follows:

The Hartford Select SmallCap Value Fund

Along with Robert Schwarzkopf and Julie Kutasov, Craig Stone has assumed portfolio management responsibilities for The Hartford Select SmallCap Value Fund (the “Fund”). Sandi Gleason has retired from Kayne Anderson Rudnick Investment Management, LLC (“KAR”) and will no longer serve as a portfolio manager of the Fund.

Accordingly, the following change is being made to the SAI:

In the section entitled “Portfolio Managers of the Funds – Other Accounts Sub-advised by KAR Portfolio Managers,” the disclosure pertaining to Sandi Gleason is hereby deleted.  In addition, in the same section, following information is added:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in million)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Craig Stone*	4	$118	0	$0	6052	$625

* Mr. Stone joined Julie Kutasov and Robert Schwarzkopf as a portfolio manager of The Hartford Select SmallCap Value Fund in March 2009.  Therefore the information presented in the table above is current as of October 31, 2008.

This Supplement should be retained with your Statement of Additional Information for future reference.